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                                                                   Exhibit 10.25

                          REGISTRATION RIGHTS AGREEMENT

                                     between

                       ST. MARY LAND & EXPLORATION COMPANY

                                       and

                            BEAR, STEARNS & CO. INC.

                         BANC OF AMERICA SECURITIES LLC

                             RBC DAIN RAUSCHER INC.

                            A.G. EDWARDS & SONS, INC.

                            MCDONALD INVESTMENTS INC.

                            COMERICA SECURITIES, INC.

                           Dated as of March 13, 2002

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         This REGISTRATION RIGHTS AGREEMENT, dated as of March 13, 2002, is between ST. MARY LAND & EXPLORATION COMPANY, a Delaware corporation
(together with any successor entity, herein referred to as the "Issuer"), and
BEAR, STEARNS & CO. INC., BANC OF AMERICA SECURITIES LLC, RBC DAIN RAUSCHER
INC., A.G. EDWARDS & SONS, INC., MCDONALD INVESTMENTS INC. and COMERICA
SECURITIES, INC. (collectively, the "Initial Purchasers").

         Pursuant to the Purchase Agreement, dated March 7, 2002 between the
Issuer and the Initial Purchasers (the "Purchase Agreement"), the Initial
Purchasers have agreed to purchase from the Issuer $75,000,000 aggregate principal amount of 5.75% Senior Convertible Notes due 2022 plus up to an additional $25,000,000 aggregate principal amount of 5.75% Senior Convertible
Notes dues 2022 upon exercise of the over-allotment option granted to the
Initial Purchasers in the Purchase Agreement (collectively, the "Convertible
Notes"). The Convertible Notes will be convertible into fully paid, nonassessable common stock, par value $.01 per share, of the Issuer (the "Common
Stock") on the terms, and subject to the conditions, set forth in the Indenture
(as defined herein). To induce the Initial Purchasers to purchase the
Convertible Notes, and in satisfaction of a condition to the Initial Purchasers'
obligations under the Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement.

         The parties hereby agree as follows:

         1.  Definitions.
             -----------

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Affiliate": With respect to any specified Person, means an
"Affiliate," as defined in Rule 144 under the Securities Act, of such Person.

         "Agreement": This Registration Rights Agreement.

         "Blue Sky Application": As defined in Section 6(a)(i) hereof.

         "Broker-Dealer": Any broker or dealer registered under the Exchange
Act.

         "Business Day": A day other than a Saturday or Sunday or any federal holiday in the United States.

         "Closing Date": The date of this Agreement.

         "Commission": The United States Securities and Exchange Commission.

         "Common Stock": As defined in the preamble hereto.

         "Control": With respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

         "Convertible Notes": As defined in the preamble hereto.

         "Damages Payment Date": Each interest payment date with respect to the
Convertible Notes.

         "Effectiveness Period": As defined in Section 2(a)(iii) hereof.

         "Effectiveness Target Date": As defined in Section 2(a)(ii) hereof.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Holder": A Person who owns, beneficially or otherwise, Registrable
Securities.

         "Indemnified Holder": As defined in Section 6(a) hereof.

         "Indenture": The Indenture, dated as of March 13, 2002, between the
Issuer and Wells Fargo Bank West, N.A., as trustee (the "Trustee"), pursuant to which the Convertible Notes are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

         "Initial Purchasers": As defined in the preamble hereto.

         "Issuer": As defined in the preamble hereto.

         "Liquidated Damages": As defined in Section 3(a) hereof.

         "Majority of Holders": Holders holding over 50% of the aggregate principal amount of Convertible Notes outstanding; provided that, for purpose of this definition, a Holder of shares of Common Stock that constitute Registrable
Securities and issued upon conversion of the Convertible Notes shall be deemed to hold an aggregate principal amount of Convertible Notes (in addition to the principal amount of Convertible Notes held by such Holder) equal to the product of (x) the number of such shares of Common Stock held by such Holder and (y) the prevailing conversion price, such prevailing conversion price as determined in accordance with Article 4 of the Indenture.

         "NASD": National Association of Securities Dealers, Inc.

         "Person": An individual, partnership, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

         "Prospectus": The prospectus included in a Shelf Registration
Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         "Questionnaire Deadline": As defined in Section 2(b) hereof.

         "Record Holder": With respect to any Damages Payment Date, each Person who is a Holder on the record date with respect to the interest payment date on which such Damages Payment Date shall occur. In the case of a Holder of shares of Common Stock issued upon conversion of the Convertible Notes, "Record Holder"
shall mean each Person who is a Holder of shares of Common Stock that constitute
Registrable Securities on the March 1 or September 1 immediately preceding the
Damages Payment Date.

         "Registrable Securities": Each Convertible Note and each share of
Common Stock issued upon conversion of Convertible Notes until, in the case of any such security, (A) the earliest of (i) its effective registration under the
Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under
Rule 144(k) under the Securities Act were it not held by an Affiliate of the
Issuer or (iii) its sale to the public pursuant to Rule 144 under the Securities
Act, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Indenture are removed or removable in accordance with the terms of the Indenture or such legend, as the case may be.

         "Registration Default": As defined in Section 3(a)(iv) hereof.

         "Registration Statement": Means any registration statement of the
Issuer that covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

         "Sale Notice": As defined in Section 4(e) hereof.

         "Securities Act": The Securities Act of 1933, as amended.

         "Shelf Filing Deadline": As defined in Section 2(a)(i) hereof.

         "Shelf Registration Statement": As defined in Section 2(a)(i) hereof.

         "Suspension Period": As defined in Section 4(b)(i) hereof.

         "Tia": The Trust Indenture Act of 1939, as in effect on the date the
Indenture is qualified under that act.

         "Underwriting Majority": On any date, Holders holding at least 66 2/3%
of the aggregate principal amount of the Registrable Securities outstanding on such date; provided, that for the purpose of this definition, a holder of shares of Common Stock that constitute Registrable Securities and issued upon conversion of Convertible Notes shall be deemed to hold an aggregate principal amount of Registrable Securities (in addition to the principal amount of
Convertible Notes held by such holder) equal to (x) the number of such shares of
Common Stock that are Registrable Securities held by such holder multiplied by
(y) the then applicable Conversion Price (as defined in the Indenture).

         "Underwritten Registration" or "Underwritten Offering": A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

         2.  Shelf Registration.
             ------------------

            (a) The Issuer shall:

                  (i) not later than 90 days after the date hereof (the "Shelf
         Filing Deadline"), cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration
         Statement"), which Shelf Registration Statement shall provide for resales of all Registrable Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b)
         hereof;

                  (ii) use its reasonable best efforts to cause the Shelf
         Registration Statement to be declared effective by the Commission no later than 180 days after the date hereof (the "Effectiveness Target
         Date"); and

                  (iii) subject to Section 4(b)(i) hereof, use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of
         Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Registrable Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time for a period (the "Effectiveness Period") of:

                                             (1) two years after the date of
                              filing of the Shelf Registration Statement; or

                                             (2) such shorter period, from the
                              date of filing of the Shelf Registration Statement
                              until either of (i)the sale pursuant to a Shelf
                              Registration Statement of all the Registrable
                              Securities or (ii) the expiration of the holding
                              period applicable to the Registrable Securities
                              held by Holders that are not Affiliates of the
                              Issuer under Rule 144(k) under the Securities Act.

             (b) No Holder of Registrable Securities may include any of its
         Registrable Securities in the Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Issuer in writing, prior to or on the 20th Business Day after receipt of a request therefor (the "Questionnaire Deadline"), such information as the Issuer may reasonably request for use in connection with the Shelf
         Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. In connection with all such requests for information from Holders of Registrable Securities, the Issuer shall notify such
         Holders of the requirements set forth in the preceding sentence. No
         Holder of Registrable Securities shall be entitled to Liquidated
         Damages pursuant to Section 3 hereof unless such Holder shall have provided all such reasonably requested information prior to or on the
         Questionnaire Deadline. Each Holder as to which the Shelf Registration
         Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading.

         3.  Liquidated Damages.
             ------------------

            (a) If:

                  (i) the Shelf Registration Statement has not been filed with the Commission prior to or on the Shelf Filing Deadline,

                  (ii) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target
         Date,

                  (iii) subject to the provisions of Section 4(b)(i) hereof, the
         Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period and after the Effectiveness Target
         Date, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself declared effective within such five Business Day period, or

                  (iv) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period, such suspension has not been terminated,
         (each such event referred to in foregoing clauses (i) through (iv), a
         "Registration Default"),

         then the Issuer hereby agrees to pay liquidated damages ("Liquidated
         Damages") to each Holder from and including the day following the
         Registration Default to but excluding the day on which the Registration
         Default has been cured in an amount equal to:

                              (A) with respect to such Holder's Convertible
                    Notes, for the first 90-day period during which a
                    Registration Default shall have occurred and be continuing but excluding the day on which all Registration Defaults
                    have been cured, an amount equal to 0.25% per annum on the principal amount of such Holder's then outstanding and not converted Convertible Notes, increasing to an amount per
                    annum on the principal amount of such Holder's then
                    outstanding and not converted Convertible Notes equal to
                    0.50% on the 91st day, provided that in no event shall the aggregate Liquidated Damages pursuant to this clause accrue at a rate per annum exceeding 0.50% of the sum of the
                    principal amount of the then outstanding Convertible Notes;

                              (B) with respect to such Holder's Common Stock
                    issued upon conversion of Convertible Notes, for the first
                    90-day period during which a Registration Default shall have occurred and be continuing but excluding the day on which
                    all Registration Defaults have been cured, an amount equal to 0.25% per annum on the principal amount of such Holder's converted Convertible Notes, increasing to an amount per
                    annum on the principal amount of such Holder's converted
                    Convertible Notes equal to 0.50% on the 91st day, provided that in no event shall the aggregate Liquidated Damages
                    pursuant to this clause accrue at a rate per annum exceeding
                    0.50% of the sum of the principal amount of the then
                    converted Convertible Notes;

             (b) All accrued Liquidated Damages shall be paid in arrears to
         Record Holders by the Issuer on each Damages Payment Date by wire transfer of immediately available funds or by federal funds check.
         Following the cure of all Registration Defaults relating to any particular Convertible Note or share of Common Stock, the accrual of
         Liquidated Damages with respect to such Convertible Note or share of
         Common Stock will cease.

         All obligations of the Issuer set forth in this Section 3 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Registrable Security shall have been satisfied in full.

         The Liquidated Damages set forth above shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration
Default.

         4.   Registration Procedures.
              -----------------------

             (a) In connection with the Shelf Registration Statement, the
         Issuer shall comply with all the provisions of Section 4(b) hereof and shall, in accordance with Section 2 hereof, prepare and file with the
         Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

             (b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Issuer shall:

                  (i) Subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its reasonable best efforts to keep the Shelf Registration Statement continuously effective during the
         Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein
         (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Registrable Securities during the
         Effectiveness Period, the Issuer shall file promptly an appropriate amendment to the Shelf Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the
         Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related
         Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Issuer may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a "Suspension
         Period") if:

                        (x) an event occurs and is continuing as a result of
                which the Shelf Registration Statement would, in the Issuer's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated
                therein or necessary to make the statements therein not
                misleading; and

                        (y) the Issuer reasonably determines that the disclosure
                of such event at such time would have a material adverse effect on the business of the Issuer and its subsidiaries, taken as a whole;

         provided, that (A) in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Issuer's ability to consummate such transaction, the Issuer may extend a Suspension Period from 45 days to 60 days and (B) the Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period. Each Holder, by its acceptance of a Registrable Security, agrees to hold in confidence any communication by the Issuer relating to an event described in Section
         4(b)(i)(x) and (y) or Section 4(b)(iii)(D).

                  (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the
         Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities
         Act in a timely manner; and comply with the provisions of the
         Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration
         Statement or supplement to the Prospectus.

                  (iii) Advise the underwriter(s), if any, and, in the case of
         (A), (C) and (D) below, the selling Holders promptly and, if requested by such Persons, to confirm such advice in writing:

                              (A) when the Prospectus or any Prospectus
                    supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any
                    post-effective amendment thereto, when the same has become effective,

                              (B) of any request by the Commission for
                    amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional
                    information relating thereto,

                              (C) of the issuance by the Commission of any stop
                    order suspending the effectiveness of the Shelf Registration
                    Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the
                    Registrable Securities for offering or sale in any
                    jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

                              (D) of the existence of any fact or the happening
                    of any event, during the Effectiveness Period, that makes
                    any statement of a material fact made in the Shelf
                    Registration Statement, the Prospectus, any amendment or
                    supplement thereto, or any document incorporated by
                    reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein
                    not misleading.

                  If at any time the Commission shall issue any stop order
          suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or
          Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (iv) Furnish to one counsel for the selling Holders and each of the underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to either of the
         Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf
         Registration Statement), which documents will be subject to the review of such counsel and underwriter(s), if any, for a period of two
         Business Days, and the Issuer will not file the Shelf Registration
         Statement or Prospectus or any amendment or supplement to the Shelf
         Registration Statement or Prospectus (other than documents incorporated by reference) to which such counsel or the underwriter(s), if any, shall reasonably object within two Business Days after the receipt thereof. Such counsel or underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

                  (v) Subject to the execution of a confidentiality agreement reasonably acceptable to the Issuer, make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Registrable
         Securities are included in the Shelf Registration Statement, any underwriter, if any, participating in any distribution pursuant to the
         Shelf Registration Statement, and any attorney or accountant retained by the Majority of Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the
         Issuer as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Issuer's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness; provided, however, that any information designated by the Issuer as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.

                  (vi) If requested by any selling Holders or the
         underwriter(s), if any, incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1) information relating to the "Plan of
         Distribution" of the Registrable Securities, (2) information with respect to the principal amount of Convertible Notes or number of shares of Common Stock being sold, (3) the purchase price being paid therefor and (4) any other terms of the offering of the Registrable
         Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (vii) Furnish to each selling Holder and each of the
         underwriter(s), if any, without charge, at least one copy of the Shelf
         Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request in writing).

                  (viii) Deliver to each selling Holder and each of the
         underwriter(s), if any, without charge, as many copies of the
         Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section
         4(b)(iii)(D), the Issuer hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                  (ix) If an underwriting agreement is entered into and the
         registration is an Underwritten Registration, the Issuer shall:

                              (A) upon request, furnish to each selling Holder
                    and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Registrable
                    Securities in an Underwritten Registration:

                                             (1) a certificate, dated the date
                              of such closing, signed by (y) the Chairman of the
                              Board, the President or a Vice President and (z)
                              the Chief Financial Officer of the Issuer
                              confirming, as of the date thereof, such matters
                              as such parties may reasonably request;

                                             (2) opinions, each dated the date
                              of such closing, of counsel to the Issuer covering
                              such matters as are customarily covered in legal
                              opinions to underwriters in connection with
                              primary underwritten offerings of securities; and

                                             (3) customary comfort letters,
                              dated the date of such closing, from the Issuer's
                              independent accountants (and from any other
                              accountants whose report is contained or
                              incorporated by reference in the Shelf
                              Registration Statement), in the customary form and
                              covering matters of the type customarily covered
                              in comfort letters to underwriters in connection
                              with primary underwritten offerings of securities;

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                              (B) set forth in full in the underwriting
                    agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be
                    indemnified; and

                              (C) deliver such other documents and certificates
                    as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary
                    conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to
                    this clause (ix).

                  (x) Before any public offering of Registrable Securities,
         cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or
         Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf
         Registration Statement; provided, however, that the Issuer shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

                  (xi) Cooperate with the selling Holders and the
         underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Registrable Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may reasonably request at least two Business
         Days before any sale of Registrable Securities made by such underwriter(s).

                  (xii) Use its reasonable best efforts to cause the Registrable
         Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such
         Registrable Securities, subject to the proviso in clause (x) above.

                  (xiii) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related
         Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain

                                       11

         an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (xiv) Provide CUSIP numbers for all Registrable Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the
         Convertible Notes that are in a form eligible for deposit with The
         Depository Trust Company.

                  (xv) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

                  (xvi) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange
         Act.

                  (xvii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Convertible Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

                  (xviii) Cause all Registrable Securities covered by the Shelf
         Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which securities issued by the Issuer of the same series are then listed or quoted.

                  (xix) Provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of
         Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such documents are available from EDGAR.

                  (xx) If requested by the underwriters in an Underwritten
         Offering, make appropriate officers of the Issuer reasonably available to the underwriters for meetings with prospective purchasers of the
         Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

             (c) Each Holder agrees by acquisition of a Registrable
         Security that, upon receipt of any notice from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(D)
         hereof, such Holder will, and will use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Registrable Securities pursuant to the Shelf
         Registration Statement until:

                                       12

                  (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof; or

                  (ii) such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

         If so directed by the Issuer, each Holder will deliver to the Issuer
         (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such
         Registrable Securities that was current at the time of receipt of such notice of suspension.

             (d) Each Holder who intends to be  named as a selling  Holder  in the Shelf Registration Statement shall furnish to the Issuer in writing, within 20 Business Days after receipt of a request therefor as set forth in a questionnaire in the form attached hereto as Annex A,
                                                                     -------
         such information regarding such Holder and the proposed distribution by such Holder of its Registrable Securities as the Issuer may reasonably request for use in connection with the Shelf Registration Statement or
         Prospectus or preliminary Prospectus included therein. Holders that do not timely complete the questionnaire and deliver it to the Issuer shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall promptly furnish to the Issuer in writing all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading and such other information as the Issuer may from time to time reasonably request in writing.

                  (e) Upon the effectiveness of the Shelf Registration
         Statement, each Holder shall notify the Issuer at least three Business
         Days prior to any intended distribution of Registrable Securities pursuant to the Shelf Registration Statement (a "Sale Notice"), which notice shall be effective for five Business Days. Each Holder of this
         Security, by accepting the same, agrees to hold any communication by the Issuer in response to a Sale Notice in confidence.

         5.  Registration Expenses.
             ---------------------

             (a) All expenses incident to the Issuer's performance of or compliance with this Agreement shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

                  (i) all registration and filing fees and expenses (other than filings made by any Initial Purchasers or Holders with the NASD);

                  (ii) all fees and expenses of compliance with federal
         securities and state Blue Sky or securities laws;

                                       13

                  (iii) all expenses of printing (including printing of
         Prospectuses and certificates for the Common Stock to be issued upon conversion of the Convertible Notes), messenger and delivery services, and telephone;

                  (iv) all reasonable fees and disbursements of counsel to the
         Issuer and, subject to Section 5(b) below, the Holders of Registrable
         Securities;

                  (v) all application and filing fees in connection with listing
         (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified
         public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Issuer shall bear its internal expenses (including,
          without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

             (b) In connection with the Shelf Registration Statement required by this Agreement, the Issuer shall reimburse the Initial Purchasers and the Holders of Registrable Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements, if any, of not more than one counsel, which shall be Vinson & Elkins L.L.P. or such other chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared and is reasonably acceptable to the Issuer; provided, however, that the Company shall be responsible for such fees and disbursements only to the extent the corresponding services of such counsel were rendered at the request of the Company or its counsel or other representatives. The Issuer shall not be required to pay any underwriter discount, commission or similar fees related to the sale of the Securities.

         6.  Indemnification and Contribution.
             --------------------------------

             (a) The Issuer shall indemnify and hold harmless each Holder, such Holder's directors, officers, employees, representatives, agents and each person, if any, who controls such Holder within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act
         (each, an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof
         (including, but not limited to, (i) any loss, claim, damage, liability or action relating to resales of the Registrable Securities and (ii)
         reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which such Indemnified Holder may become subject, under the Securities
         Act or otherwise, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

                                       14

                  (i) any untrue statement or alleged untrue statement of a
         material fact contained in (A) the Shelf Registration Statement or
         Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Issuer (or based upon written information furnished by or on behalf of the Issuer expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Registrable Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or

                  (ii) the omission or alleged omission to state in the Shelf
         Registration Statement any material fact required to be stated therein or necessary to make the statements therein not misleading, or the omission or alleged omission to state in the Prospectus any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such
         Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the
         Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any Holder (or its related Indemnified Holder)
         specifically for use therein; provided, further, that as to any preliminary Prospectus, this indemnity agreement shall not inure to the benefit of any Indemnified Holder or any officer, employee, representative, agent, director or controlling person of that
         Indemnified Holder on account of any loss, claim, damage, liability or action arising from the sale of the Registrable Securities sold pursuant to the Shelf Registration Statement to any person by such
         Indemnified Holder if (i) that Indemnified Holder failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities
         Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary Prospectus was corrected in the Prospectus or a supplement or amendment thereto, as the case may be, unless in each case, such failure resulted from noncompliance by the Issuer with
         Section 4. The foregoing indemnity agreement is in addition to any liability that the Issuer may otherwise have to any Indemnified Holder.

             (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Issuer, its directors, officers, employees, representatives, agents and each person, if any, who controls the
         Issuer within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof
         (including, but not limited to, reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which the Issuer or any such

                                       15

         officer, employee, representative, agent or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or
         Prospectus or any amendment or supplement thereto or any Blue Sky
         Application; or

                  (ii) the omission or the alleged omission to state in the
         Shelf Registration Statement any material fact required to be stated
         therein or necessary to make the statements therein not misleading, or the omission or alleged omission to state in the Prospectus any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading,

         but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder (or its related Indemnified
         Holder) specifically for use therein, and shall reimburse the Issuer and any such director, officer, employee, representative, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Issuer or any such officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to the Issuer and any such director, officer, employee or controlling person.

             (c) Promptly after receipt by an indemnified party under this
         Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 6 except to the extent it has been materially prejudiced by such failure; provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 6.
         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective directors, employees, officers and controlling persons who may be subject to liability arising out of any claim in

                                       16

         respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 6 if such indemnified party shall have been advised in writing that the representation of such indemnified party and those directors, employees, officers and controlling persons by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall be liable for the reasonable fees and expenses of only one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Sections
         6(a) and 6(b), shall use its reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall:

                  (i) without the prior written consent of the indemnified
         parties (which consent shall not be unreasonably withheld) effect any settlement of any pending or threatened action in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, or

                  (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment in accordance with this Section 6.

             (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Registrable
         Securities pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities
         (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or such Holder or such other indemnified party, as the

                                       17

         case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 6(d), the Holders of the Registrable
         Securities shall not be required to contribute any amount in excess of the amount by which the gross proceeds received by such Holders from the sale of the Registrable Securities pursuant to the Shelf
         Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the
         Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer.

             (e) The indemnity and contribution provisions contained in this
         Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any Holder or any person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuer, its officers or directors or any person controlling the Issuer, and (iii) any sale of Registrable Securities pursuant to the Shelf Registration Statement.

         7.  Rule 144A.
             ---------

         In the event the Issuer is not subject to Section 13 or 15(d) of the
Exchange Act, the Issuer hereby agrees with each Holder, for so long as any
Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the
Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

         8.  Underwritten Registrations.
             --------------------------

             (a) The Underwriting Majority may sell its Registrable Securities in an Underwritten Offering pursuant to the Shelf Registration
         Statement only with the Issuer's consent, which consent may be granted or withheld in the Issuer's sole discretion.

             (b) Participation of Holders. No Holder may participate in any
         Underwritten Registration hereunder unless such Holder:

                  (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (including, without

                                       18

         limitation, the obligation of such Holder to pay all underwriting discounts); and

                  (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

             (c) Selection of Underwriters. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of
         Holders whose Registrable Securities are included in such Underwriting
         Offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.

         9.  Miscellaneous.
             -------------

             (a) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any
         Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section 2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

             (b) No Inconsistent Agreements. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the
         Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Issuer shall not grant to any of its security holders (other than the holders of Registrable Securities in such capacity) the right to include any of its securities in the Shelf
         Registration Statement provided for in this Agreement other than the
         Registrable Securities. Other than as disclosed in the Issuer's
         Offering Memorandum dated March 7, 2002, the Issuer has not previously entered into any agreement (which has not expired or been terminated)
         granting any registration rights with respect to its securities to any
         Person, which rights conflict with the provisions hereof.

             (c) Adjustments Affecting Registrable Securities. The Issuer shall not, directly or indirectly, take any action with respect to the
         Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such
         Registrable Securities in a registration undertaken pursuant to this
         Agreement.

             (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders; provided, however, that no amendment, modification, supplement, waiver or consent to or departure from the provisions of Section 6 that materially and

                                       19

         adversely affects a Holder hereof shall be effective as against any such Holder of Registrable Securities unless consented to in writing by such Holder.

             (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common
         Stock, as the case may be; and

                  (ii) if to the Issuer:

                           St. Mary Land & Exploration Company, Inc.
                           1776 Lincoln Street, Suite 1100
                           Denver, Colorado  80203
                           Fax No.:  (303) 861-0934
                           Attention:  Mark A. Hellerstein

                           With a copy to:

                           Ballard Spahr Andrews & Ingersoll, LLP
                           1225 17th Street, Suite 2300
                           Denver, Colorado  80202
                           Fax No.:  (303) 296-3956
                           Attention:  Roger C. Cohen

                  (iii) if to the Initial Purchasers:

                           c/o Bear, Stearns & Co. Inc.
                           383 Madison Avenue
                           New York, New York  10179
                           Fax No.:  (212) 272-3092
                           Attention:  Convertible Capital Markets

                           With a copy to:

                           Vinson & Elkins L.L.P.
                           666 Fifth Avenue, 27th Floor
                           New York, New York  10103
                           Fax No.:  (917) 206-8100
                           Attention:  Alan P. Baden

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five
         Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                                       20

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         A document or notice shall be deemed to have been furnished to the
         Holders of the Registrable Securities if it is provided to the registered holders of the Registrable Securities at the address set forth in clause (i) above.

             (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable
         Securities; provided, however, that (i) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of
         Registrable Securities in violation of the terms of the Purchase
         Agreement or the Indenture and (ii) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Registrable
         Securities from such Holder. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such
         Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial
         Purchasers) shall have no liability or obligation to the Issuer with respect to any failure by a Holder to comply with, or breach by any
         Holder of, any of the obligations of such Holder under this Agreement.

             (g) Purchases and Sales of Convertible Notes. The Issuer shall not, and shall use its reasonable best efforts to cause its affiliates
         (as defined in Rule 405 under the Securities Act) within its Control not to, resell or otherwise transfer any Convertible Notes acquired by the Company or such affiliates, except pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

             (h) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuer and the Initial Purchasers, and such Initial Purchasers shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

             (i) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

             (j) Securities Held by the Issuer or Their Affiliates. Whenever the
         consent or approval of Holders of a specified percentage of Registrable
         Securities is required hereunder, Registrable Securities held by the
         Issuer or its affiliates (as such term is defined in Rule 405 under the

                                       21

         Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

             (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

             (l) Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

             (m) Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this
         Agreement or the transactions contemplated hereby ("Related
         Proceedings") may be instituted in the federal courts of the United
         States of America or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York
         (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such Jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the
         Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

                  (n) Severability. If any one or more of the provisions
         contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (o) Entire Agreement. This Agreement, together with the
         Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Registrable Securities. This
         Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           [Signature page to follow]

                                       22

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        Very truly yours,

                                        ST. MARY LAND & EXPLORATION COMPANY

                                        By: /s/ MARK A. HELLERSTEIN
                                           -------------------------------------
                                           Name: Mark A. Hellerstein
                                           Title:President and CEO

         The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

                                         BEAR, STEARNS & CO. INC.,
                                            on behalf of the Initial Purchasers

                                         By: /s/ STEPHEN STRATI
                                            ------------------------------------
                                            Name:
                                            Title:

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